UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 2021

Apollo Global Management, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35107	20-8880053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, 43rd Floor

New York, New York 10019

(Address of principal executive offices) (Zip Code)

(212) 515-3200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	APO	New York Stock Exchange
6.375% Series A Preferred Stock	APO.PR A	New York Stock Exchange
6.375% Series B Preferred Stock	APO.PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Annual Meeting. On October 1, 2021, Apollo Global Management, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (“Annual Meeting”). The matters voted upon at the Annual Meeting and the final results of such voting are set forth below. A more complete description of each proposal is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on August 16, 2021.

Matters Voted Upon; Voting Results. The following matters were submitted for a vote of the Company’s stockholders.

Proposal One. To elect Walter (Jay) Clayton, Michael Ducey, Richard Emerson, Joshua Harris, Kerry Murphy Healey, Pamela Joyner, Scott Kleinman, A.B. Krongard, Pauline Richards, Marc Rowan, David Simon and James Zelter to the board of directors of the Company, in each case, for a term of one year expiring at the Annual Meeting of Stockholders to be held in 2022.

The nominees listed below were elected directors of the Company to hold office for a term of one year expiring at the Annual Meeting of Stockholders to be held in 2022 and until their successor has been elected and qualified. The results of the voting were as follows:

Nominee	For	Withheld	Broker Non-Votes
Walter (Jay) Clayton	2,469,984,817	7,736,677	31,766,094
Michael Ducey	2,461,788,741	15,932,753	31,766,094
Richard Emerson	2,470,370,055	7,351,439	31,766,094
Joshua Harris	2,436,970,133	40,751,361	31,766,094
Kerry Murphy Healey	2,470,364,843	7,356,651	31,766,094
Pamela Joyner	2,470,363,255	7,358,239	31,766,094
Scott Kleinman	2,441,103,785	36,617,709	31,766,094
A.B. Krongard	2,469,024,901	8,696,593	31,766,094
Pauline Richards	2,448,873,293	28,848,201	31,766,094
Marc Rowan	2,443,883,873	33,837,621	31,766,094
David Simon	2,409,872,152	67,849,342	31,766,094
James Zelter	2,441,047,921	36,673,573	31,766,094

Proposal Two. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

The Company’s stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
2,483,202,995	26,024,477	260,116	N/A

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2021

APOLLO GLOBAL MANAGEMENT, INC.

	By:	/s/ John J. Suydam
	Name:	John J. Suydam
	Title:	Chief Legal Officer

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